                          SALARY CONTINUATION AGREEMENT

Parties to this Agreement:         PHYSICIAN CORPORATION OF AMERICA, A DELAWARE
                                   CORPORATION ("PCA")
                                   E. STANLEY KARDATZKE, M.D. ("Employee")

Initial Benefit Period:            18 MONTHS

Effective Date:                    MAY 19, 1997

                    P R E L I M I N A R Y  S T A T E M E N T

     This Salary Continuation Agreement (the "Agreement") describes the basis on which PCA will compensate the Employee if, after a change in control of PCA, the Employee's employment is terminated without cause or the Employee is demoted without cause. The purpose of this Agreement is to encourage the continued beneficial employment relationship between PCA and the Employee. However, this Agreement is not an employment agreement.

                                A G R E E M E N T

     In consideration of the premises and mutual covenants set forth herein, PCA and the Employee agree as follows:

     1. CONTINUATION BENEFIT UPON A CHANGE IN CONTROL. If on or after a Change in Control of PCA, the Employee's employment by PCA is terminated without Good Cause, or if the Employee resigns from employment by PCA due to his or her Demotion without Good Cause, then the Employee shall be entitled to the Continuation Benefit described in Section 2 of this Agreement.

          (a) DEFINITION OF CHANGE IN CONTROL. A "Change in Control of PCA" means any of the following occurring on or after the Effective Date of this
Agreement:

               (i) the acquisition by a person or an entity or a group of persons and/or entities, directly or indirectly, of more than 50% of PCA's outstanding common stock in a single transaction or a series of related transactions;

               (ii) a merger, consolidation or other form of corporate reorganization that results in the acquisition by a person or an entity or a group of persons and/or entities, directly or indirectly, of more than 50% percent of PCA's outstanding common stock in a single transaction or a series of related transactions;

               (iii)  the sale of all or substantially all of the assets of PCA;
or

               (iv) the failure of Applicable Directors to constitute a majority of the Board of Directors of PCA. "Applicable Directors" means (A) those individuals who are members of the Board of Directors of PCA on the Effective Date of this Agreement; and (B) any new director whose election to the Board or nomination for election to the Board was approved (prior to any vote thereon by the shareholders) by a vote of at least two-thirds of the directors then still in office who either (1) were directors on the

Effective Date of this Agreement, or (2) whose election or nomination for election during was previously approved by a vote of at least two-thirds of the directors described in clause (A) or B(1) of this Section 1(a)(iv).

          (b) DEFINITION OF "EMPLOYMENT BY PCA." For the purposes of this Agreement, "employment by PCA" means employment by PCA or a majority-owned (direct or indirect) subsidiary of PCA ("Subsidiary").

          (c) DEFINITION OF "DEMOTION." For the purposes of this Agreement, a Demotion of the Employee means (i) the reassignment of the Employee to any position, duties or responsibilities that are materially diminished when compared with the position, duties or responsibilities of the Employee immediately prior to the announcement of a Change in Control of PCA; (ii) any 10% or greater reduction in the Employee's aggregate salary and other cash compensation (not including performance bonuses) from his or her aggregate salary and other cash compensation in effect immediately prior to the announcement of a Change in Control of PCA (whether in one reduction or a series of cumulative reductions); (iii) any material reduction or diminution of the fringe benefits of the Employee in effect immediately prior to the announcement of a Change in Control of PCA; or (iv) a requirement that the Employee transfer his or her principal workplace to a location more than 25 miles from his or her principal workplace in effect immediately prior to the announcement of a Change in Control of PCA. A transfer of the employment of the Employee from PCA to a Subsidiary, or from a Subsidiary to PCA, or from one Subsidiary to another Subsidiary, shall not, in and of itself, constitute a Demotion, provided none of the other events described in this Section 1(c) occur in connection with such transfer.

          (d) DEFINITION OF "GOOD CAUSE." For the purposes of this Agreement, Good Cause means an act of the Employee or any failure to act on the part of the Employee that constitutes: (i) the wilful and knowing failure or refusal of the Employee to perform his normal and customary employment duties; (ii) a breach by the Employee of any material fiduciary duty to PCA or a Subsidiary; (iii) a material malfeasance by the Employee in connection with the performance of his duties as an employee of PCA or a Subsidiary; (iv) the commission by the Employee of material fraud or embezzlement in connection with PCA or a Subsidiary; or (v) the conviction of the Employee in connection with a felony or his or her submission to a consent decree for a violation of the securities laws of any jurisdiction, which conviction or submission has had or, in the reasonable opinion of the Board of Directors of PCA may have, a material adverse effect upon the business or operations of PCA.

          (e) DEFINITION OF TERMINATION DATE. For the purposes of this Agreement, the Employee's Termination Date means the effective date of the Employee's termination of employment by PCA without Good Cause, or the Employee's resignation due to a Demotion without Good Cause.

          (f) DEFINITION OF MONTHLY GROSS SALARY. For the purposes of this Agreement, the Employee's "Monthly Gross Salary" shall mean the average of the monthly gross salary and other cash compensation of the Employee (including performance bonuses) during the two-year period preceding the Termination Date (but in no event less than the Employee's monthly gross salary in effect immediately prior to the announcement of the Change in Control).

     2.   DESCRIPTION OF CONTINUATION BENEFIT.

          (a) DEFINITION OF BENEFIT PERIOD. The Employee's Benefit Period shall be calculated as of the Employee's Termination Date. The Benefit Period shall equal the number of months in the Initial Benefit Period set forth on the first page of this Agreement, less the number of complete months which have elapsed subsequent to the second anniversary of the Change in Control of PCA.

          (b) CONTINUATION BENEFIT. The Employee's Continuation Benefit shall consist of all of the following:

               (i) Within 5 days of the Termination Date, PCA or the Subsidiary formerly employing the Employee shall pay the Employee a lump sum cash payment equal to (A) the Employee's Monthly Gross Salary in effect MULTIPLIED BY (B) the number of months in the Benefit Period.

               (ii) During the Benefit Period, the Employee and his or her dependents shall be eligible for participation in and shall receive all benefits under all welfare benefit plans, practices, policies and programs provided by PCA to its employees (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs), to the extent applicable generally to the employees and officers of PCA similarly situated with the Employee.

               (iii) In addition to the foregoing, and in the event that the entity succeeding to all or substantially all of the business and/or assets of PCA (the "Successor Entity") effects the Change-in-Control as a pooling of interests, the Successor Entity shall: (a) assume the Employee's vested stock options under a plan containing substantially similar terms and conditions as PCA's employee stock option plan; and (b) issue to the Employee certain shares (which have a current registration on file with the Securities and Exchange Commission and are listed with a national securities exchange or NASDAQ) (the "Bonus Shares") in exchange for its unvested stock options. The number of Bonus Shares to be issued to the Employee will be determined as follows:

                      (A) The value of the Employee's unvested options (the
                          "Option Value") will be established as of the effective date of the Change-in-Control of PCA (the "Change-in-Control Date") using the Black-Scholes Option Pricing Model (with the assumptions listed on Exhibit A hereto).

                      (B) The Option Value will be divided by the closing price
                          of PCA's Common Stock on the last trading date before the Change-in-Control Date and the resulting number is the number of Bonus Shares that will be issued to the Employee. Notwithstanding the above, if the resulting number of Bonus Shares includes fractional shares, the value of such fractional shares will be paid in cash to the Employee.

                      (C) Within 30 days of the Termination Date, PCA shall
                          deliver the Bonus Shares to the Employee in shares of the common stock of the Successor Entity using the exchange ratios applicable to the merger.

               (iv) In all cases of a Change-in-Control where the Change-in-Control transaction is NOT effected as a pooling of interests, the Employee shall be entitled to receive the cash value of his or her stock options (whether vested or unvested) (the "Cash Value"), as follows:

                      (A) The Cash Value will be established as of the Change-
                          in-Control Date using the Black-Scholes Option Pricing Model (with the assumptions listed on Exhibit A hereto).

                      (B) Within 30 days of the Termination Date, PCA shall pay
                          the Cash Value in a lump sum to the Employee.

          (c) NO REQUIREMENT OF MITIGATION. The Employee shall not be required to mitigate the Continuation Benefit by seeking other employment, nor shall the Continuation Benefit be reduced by any compensation earned by the Employee as the result of employment by another employer after the Termination Date.

     3. TERM AND TERMINATION. The initial term of this Agreement shall commence on the later of January 1, 1996 or the hiring date of the Employee and shall expire on December 31, 1997 (the "Initial Term"); PROVIDED, HOWEVER, that commencing on December 31, 1997 and each December 31 thereafter, the Initial Term of this Agreement shall automatically be extended for additional, successive two-year terms (each a "Renewal Term") unless at least 90 days prior to such December 31 date, the Applicable Directors shall have affirmatively voted to terminate this Agreement and PCA shall have delivered to the Employee written notice that the term of this Agreement will not be extended as of such December 31 date. Notwithstanding the foregoing, the termination or expiration of this Agreement shall in no way terminate or affect the Employee's entitlement to the Continuation Benefit otherwise due the Employee hereunder if a Change in Control of PCA has occurred prior to the termination or expiration of this Agreement.

     4.   SUCCESSORS; BINDING AGREEMENT.

          (a) SUCCESSORS. PCA shall require any Successor Entity to expressly assume and agree in writing to perform this Agreement in the same manner and to the same extent that PCA would be required to perform it if no such succession had taken place. PCA shall deliver a copy of such writing to the Employee.

          (b) BENEFIT. This Agreement and all rights of the Employee under this Agreement shall inure to the benefit of and be enforceable by the Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Employee should die while any amounts would still be payable to him under this Agreement if he had continued to live, all such amounts shall be paid in accordance with the terms of this Agreement to the Employee's devisee, legatee, or other designee or, if there is no such designee, the Employee's estate.


     5. ARBITRATION. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in accordance with the rules of the American Arbitration Association then in effect (except to the extent that the procedures outlined below differ from such rules). Within 7 days after receipt of written notice from either party that a dispute exists and that arbitration is required, both parties must within 7 business days agree on an acceptable arbitrator. If the parties cannot agree on an arbitrator, then the parties shall list the "Big Six" accounting firms (other than PCA's auditors) in alphabetical order and the first firm that does not have a conflict of interest and is willing to serve will be selected as the arbitrator. The parties agree to act as expeditiously as possible to select an arbitrator and conclude the dispute. The arbitrator must render his decision in writing within 30 days of his or its appointment. The cost and expenses of the arbitration and of legal counsel to the prevailing party shall be borne by the non-prevailing party. PCA shall advance the estimated fees and expenses of the arbitrator. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

     6. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without regard to its conflict of laws principles to the extent that such principles would require the application of laws other than the laws of the State of Florida.

     7. NOTICES. Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given when delivered by hand or when deposited in the United States mail by registered or certified mail, return receipt requested, postage prepaid, addressed, if to PCA, to Physician Corporation of America, 6101 Blue Lagoon Drive, Miami, Florida 33126, attention: President; and if to the Employee, to the most current address of the Employee in the records of PCA, or to such other addresses as either party hereto may from time to time give notice of to the other in the aforesaid manner.

     8. WAIVERS. The waiver by either party hereto of a breach or violation of any term or provision of this Agreement shall not operate nor be construed as a waiver of any subsequent breach or violation.

     9. BOARD APPROVAL; AGREEMENT. PCA warrants and represents to the Employee that this Agreement has been approved and authorized by the Board of Directors of PCA. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in a writing signed by the Employee and the officer of PCA which is specifically designated by the Board.

     10. NO EMPLOYMENT AGREEMENT CREATED. Nothing herein shall be deemed to constitute an employment agreement between the Employee and PCA or any Subsidiary. The Employee acknowledges and agrees that the sole purpose of this document is to confirm the Continuation Benefit that PCA will pay to the Employee if on or after a Change in Control of PCA, the Employee's employment by PCA is terminated without Good Cause, or if the Employee resigns from employment by PCA due to his or her Demotion without Good Cause. The Employee further acknowledges and agrees that his or her employment by PCA is employment at will, and that PCA may terminate such employment at any time without the payment of any severance compensation or other benefit to the Employee, other than that required by law or as specifically provided in this Agreement.

     11. ENTIRE AGREEMENT. This Agreement and all attachments, riders and addenda hereto together constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes and replaces in its entirety any salary continuation agreement, severance agreement, change-in-control agreement or other similar agreement executed between the Employee and PCA executed prior to the effective date hereof.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.
                                        PCA:

                                        PHYSICIAN CORPORATION OF AMERICA


                                        By:
                                             ---------------------------------

                                        EMPLOYEE:



                                        --------------------------------------
                                        E. Stanley Kardatzke, M.D.

                                    EXHIBIT A


     Black-Scholes Option Pricing Model assumptions:

          1. The Pricing Model will use the volatility of PCAM stock during the trading days occurring within the 90 day period immediately prior to the date of announcement of the Change-in-Control.

          2. The expiration length used in the Pricing Model will equal the Initial Benefit Period (as such term is defined in this Agreement).

          3.   The strike price will be the existing option exercise price.

          4. The risk free rate will be the one (1) year T-Bill yield on the Change-in-Control Date.

          5. PCAM stock will be valued at its last trade price prior to the Change-in-Control Date.

                          SALARY CONTINUATION AGREEMENT

Parties to this Agreement:              PHYSICIAN CORPORATION OF AMERICA, A
                                        DELAWARE CORPORATION ("PCA")
                                        PETER E. KILISSANLY ("Employee")

Initial Benefit Period:                 18 MONTHS

Effective Date:                         MAY 19, 1997

                    P R E L I M I N A R Y  S T A T E M E N T

     This Salary Continuation Agreement (the "Agreement") describes the basis on which PCA will compensate the Employee if, after a change in control of PCA, the Employee's employment is terminated without cause or the Employee is demoted without cause. The purpose of this Agreement is to encourage the continued beneficial employment relationship between PCA and the Employee. However, this Agreement is not an employment agreement.

                                A G R E E M E N T

     In consideration of the premises and mutual covenants set forth herein, PCA and the Employee agree as follows:

     1. CONTINUATION BENEFIT UPON A CHANGE IN CONTROL. If on or after a Change in Control of PCA, the Employee's employment by PCA is terminated without Good Cause, or if the Employee resigns from employment by PCA due to his or her Demotion without Good Cause, then the Employee shall be entitled to the Continuation Benefit described in Section 2 of this Agreement.

          (a) DEFINITION OF CHANGE IN CONTROL. A "Change in Control of PCA" means any of the following occurring on or after the Effective Date of this
Agreement:

               (i) the acquisition by a person or an entity or a group of persons and/or entities, directly or indirectly, of more than 50% of PCA's outstanding common stock in a single transaction or a series of related transactions;

               (ii) a merger, consolidation or other form of corporate reorganization that results in the acquisition by a person or an entity or a group of persons and/or entities, directly or indirectly, of more than 50% percent of PCA's outstanding common stock in a single transaction or a series of related transactions;

               (iii)  the sale of all or substantially all of the assets of PCA;
or

               (iv) the failure of Applicable Directors to constitute a majority of the Board of Directors of PCA. "Applicable Directors" means (A) those individuals who are members of the Board of Directors of PCA on the Effective Date of this Agreement; and (B) any new director whose election to the Board or nomination for election to the Board was approved (prior to any vote thereon by the shareholders) by a vote of at least two-thirds of the directors then still in office who either (1) were directors on the Effective Date of this Agreement, or (2) whose election or nomination for election during was previously approved by a vote of at least two-thirds of the directors described in clause (A) or B(1) of this Section

1(a)(iv).


          (b) DEFINITION OF "EMPLOYMENT BY PCA." For the purposes of this Agreement, "employment by PCA" means employment by PCA or a majority-owned (direct or indirect) subsidiary of PCA ("Subsidiary").

          (c) DEFINITION OF "DEMOTION." For the purposes of this Agreement, a Demotion of the Employee means (i) the reassignment of the Employee to any position, duties or responsibilities that are materially diminished when compared with the position, duties or responsibilities of the Employee immediately prior to the announcement of a Change in Control of PCA; (ii) any 10% or greater reduction in the Employee's aggregate salary and other cash compensation (not including performance bonuses) from his or her aggregate salary and other cash compensation in effect immediately prior to the announcement of a Change in Control of PCA (whether in one reduction or a series of cumulative reductions); (iii) any material reduction or diminution of the fringe benefits of the Employee in effect immediately prior to the announcement of a Change in Control of PCA; or (iv) a requirement that the Employee transfer his or her principal workplace to a location more than 25 miles from his or her principal workplace in effect immediately prior to the announcement of a Change in Control of PCA. A transfer of the employment of the Employee from PCA to a Subsidiary, or from a Subsidiary to PCA, or from one Subsidiary to another Subsidiary, shall not, in and of itself, constitute a Demotion, provided none of the other events described in this Section 1(c) occur in connection with such transfer.

          (d) DEFINITION OF "GOOD CAUSE." For the purposes of this Agreement, Good Cause means an act of the Employee or any failure to act on the part of the Employee that constitutes: (i) the wilful and knowing failure or refusal of the Employee to perform his normal and customary employment duties; (ii) a breach by the Employee of any material fiduciary duty to PCA or a Subsidiary; (iii) a material malfeasance by the Employee in connection with the performance of his duties as an employee of PCA or a Subsidiary; (iv) the commission by the Employee of material fraud or embezzlement in connection with PCA or a Subsidiary; or (v) the conviction of the Employee in connection with a felony or his or her submission to a consent decree for a violation of the securities laws of any jurisdiction, which conviction or submission has had or, in the reasonable opinion of the Board of Directors of PCA may have, a material adverse effect upon the business or operations of PCA.

          (e) DEFINITION OF TERMINATION DATE. For the purposes of this Agreement, the Employee's Termination Date means the effective date of the Employee's termination of employment by PCA without Good Cause, or the Employee's resignation due to a Demotion without Good Cause.

          (f) DEFINITION OF MONTHLY GROSS SALARY. For the purposes of this Agreement, the Employee's "Monthly Gross Salary" shall mean the average of the monthly gross salary and other cash compensation of the Employee (including performance bonuses) during the two-year period preceding the Termination Date (but in no event less than the Employee's monthly gross salary in effect immediately prior to the announcement of the Change in Control).

     2.   DESCRIPTION OF CONTINUATION BENEFIT.

          (a) DEFINITION OF BENEFIT PERIOD. The Employee's Benefit Period shall be calculated as of the Employee's Termination Date. The Benefit Period shall equal the number of months in the Initial Benefit Period set forth on the first page of this Agreement, less the number of complete months which have elapsed subsequent to the second anniversary of the Change in Control of PCA.


          (b) CONTINUATION BENEFIT. The Employee's Continuation Benefit shall consist of all of the following:

               (i) Within 5 days of the Termination Date, PCA or the Subsidiary formerly employing the Employee shall pay the Employee a lump sum cash payment equal to (A) the Employee's Monthly Gross Salary in effect MULTIPLIED BY (B) the number of months in the Benefit Period.

               (ii) During the Benefit Period, the Employee and his or her dependents shall be eligible for participation in and shall receive all benefits under all welfare benefit plans, practices, policies and programs provided by PCA to its employees (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs), to the extent applicable generally to the employees and officers of PCA similarly situated with the Employee.

               (iii) In addition to the foregoing, and in the event that the entity succeeding to all or substantially all of the business and/or assets of PCA (the "Successor Entity") effects the Change-in-Control as a pooling of interests, the Successor Entity shall: (a) assume the Employee's vested stock options under a plan containing substantially similar terms and conditions as PCA's employee stock option plan; and (b) issue to the Employee certain shares (which have a current registration on file with the Securities and Exchange Commission and are listed with a national securities exchange or NASDAQ) (the "Bonus Shares") in exchange for its unvested stock options. The number of Bonus Shares to be issued to the Employee will be determined as follows:

                      (A) The value of the Employee's unvested options (the
                          "Option Value") will be established as of the effective date of the Change-in-Control of PCA (the "Change-in-Control Date") using the Black-Scholes Option Pricing Model (with the assumptions listed on Exhibit A hereto).

                      (B) The Option Value will be divided by the closing price
                          of PCA's Common Stock on the last trading date before the Change-in-Control Date and the resulting number is the number of Bonus Shares that will be issued to the Employee. Notwithstanding the above, if the resulting number of Bonus Shares includes fractional shares, the value of such fractional shares will be paid in cash to the Employee.

                      (C) Within 30 days of the Termination Date, PCA shall
                          deliver the Bonus Shares to the Employee in shares of the common stock of the Successor Entity using the exchange ratios applicable to the merger.

               (iv) In all cases of a Change-in-Control where the Change-in-Control transaction is NOT effected as a pooling of interests, the Employee shall be entitled to receive the cash value of his or her stock options (whether vested or unvested) (the "Cash Value"), as follows:

                      (A) The Cash Value will be established as of the Change-
                          in-Control Date using
                          the Black-Scholes Option Pricing Model (with the assumptions listed on Exhibit A hereto).

                      (B) Within 30 days of the Termination Date, PCA shall pay
                          the Cash Value in a lump sum to the Employee.

          (c) NO REQUIREMENT OF MITIGATION. The Employee shall not be required to mitigate the Continuation Benefit by seeking other employment, nor shall the Continuation Benefit be reduced by any compensation earned by the Employee as the result of employment by another employer after the Termination Date.

     3. TERM AND TERMINATION. The initial term of this Agreement shall commence on the later of January 1, 1996 or the hiring date of the Employee and shall expire on December 31, 1997 (the "Initial Term"); PROVIDED, HOWEVER, that commencing on December 31, 1997 and each December 31 thereafter, the Initial Term of this Agreement shall automatically be extended for additional, successive two-year terms (each a "Renewal Term") unless at least 90 days prior to such December 31 date, the Applicable Directors shall have affirmatively voted to terminate this Agreement and PCA shall have delivered to the Employee written notice that the term of this Agreement will not be extended as of such December 31 date. Notwithstanding the foregoing, the termination or expiration of this Agreement shall in no way terminate or affect the Employee's entitlement to the Continuation Benefit otherwise due the Employee hereunder if a Change in Control of PCA has occurred prior to the termination or expiration of this Agreement.

     4.   SUCCESSORS; BINDING AGREEMENT.

          (a) SUCCESSORS. PCA shall require any Successor Entity to expressly assume and agree in writing to perform this Agreement in the same manner and to the same extent that PCA would be required to perform it if no such succession had taken place. PCA shall deliver a copy of such writing to the Employee.

          (b) BENEFIT. This Agreement and all rights of the Employee under this Agreement shall inure to the benefit of and be enforceable by the Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Employee should die while any amounts would still be payable to him under this Agreement if he had continued to live, all such amounts shall be paid in accordance with the terms of this Agreement to the Employee's devisee, legatee, or other designee or, if there is no such designee, the Employee's estate.

     5. ARBITRATION. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in accordance with the rules of the American Arbitration Association then in effect (except to the extent that the procedures outlined below differ from such rules). Within 7 days after receipt of written notice from either party that a dispute exists and that arbitration is required, both parties must within 7 business days agree on an acceptable arbitrator. If the parties cannot agree on an arbitrator, then the parties shall list the "Big Six" accounting firms (other than PCA's auditors) in alphabetical order and the first firm that does not have a conflict of interest and is willing to serve will be selected as the arbitrator. The parties agree to act as expeditiously as possible to select an arbitrator and conclude the dispute. The arbitrator must render his decision in writing within 30 days of his or its appointment. The cost and expenses of the arbitration and of legal counsel to the prevailing party shall be borne by the non-prevailing party. PCA shall advance the estimated fees and expenses of the arbitrator. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

     6. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without regard to its conflict of laws principles to the extent that such principles would require the application of laws other than the laws of the State of Florida.

     7. NOTICES. Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given when delivered by hand or when deposited in the United States mail by registered or certified mail, return receipt requested, postage prepaid, addressed, if to PCA, to Physician Corporation of America, 6101 Blue Lagoon Drive, Miami, Florida 33126, attention: President; and if to the Employee, to the most current address of the Employee in the records of PCA, or to such other addresses as either party hereto may from time to time give notice of to the other in the aforesaid manner.

     8. WAIVERS. The waiver by either party hereto of a breach or violation of any term or provision of this Agreement shall not operate nor be construed as a waiver of any subsequent breach or violation.

     9. BOARD APPROVAL; AGREEMENT. PCA warrants and represents to the Employee that this Agreement has been approved and authorized by the Board of Directors of PCA. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in a writing signed by the Employee and the officer of PCA which is specifically designated by the Board.

     10. NO EMPLOYMENT AGREEMENT CREATED. Nothing herein shall be deemed to constitute an employment agreement between the Employee and PCA or any Subsidiary. The Employee acknowledges and agrees that the sole purpose of this document is to confirm the Continuation Benefit that PCA will pay to the Employee if on or after a Change in Control of PCA, the Employee's employment by PCA is terminated without Good Cause, or if the Employee resigns from employment by PCA due to his or her Demotion without Good Cause. The Employee further acknowledges and agrees that his or her employment by PCA is employment at will, and that PCA may terminate such employment at any time without the payment of any severance compensation or other benefit to the Employee, other than that required by law or as specifically provided in this Agreement.

     11. ENTIRE AGREEMENT. This Agreement and all attachments, riders and addenda hereto together constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes and replaces in its entirety any salary continuation agreement, severance agreement, change-in-control agreement or other similar agreement executed between the Employee and PCA executed prior to the effective date hereof.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.
                                        PCA:

                                        PHYSICIAN CORPORATION OF AMERICA



                                        By:
                                             ---------------------------------

                                        EMPLOYEE:



                                        --------------------------------------
                                        Peter E. Kilissanly

                                    EXHIBIT A


     Black-Scholes Option Pricing Model assumptions:

          1. The Pricing Model will use the volatility of PCAM stock during the trading days occurring within the 90 day period immediately prior to the date of announcement of the Change-in-Control.

          2. The expiration length used in the Pricing Model will equal the Initial Benefit Period (as such term is defined in this Agreement).

          3.   The strike price will be the existing option exercise price.

          4. The risk free rate will be the one (1) year T-Bill yield on the Change-in-Control Date.

          5. PCAM stock will be valued at its last trade price prior to the Change-in-Control Date.

                          SALARY CONTINUATION AGREEMENT

Parties to this Agreement:         PHYSICIAN CORPORATION OF AMERICA, A DELAWARE
                                   CORPORATION ("PCA")
                                   CLIFFORD W. DONNELLY ("Employee")

Initial Benefit Period:            18 MONTHS

Effective Date:                    MAY 19, 1997

                    P R E L I M I N A R Y  S T A T E M E N T

     This Salary Continuation Agreement (the "Agreement") describes the basis on which PCA will compensate the Employee if, after a change in control of PCA, the Employee's employment is terminated without cause or the Employee is demoted without cause. The purpose of this Agreement is to encourage the continued beneficial employment relationship between PCA and the Employee. However, this Agreement is not an employment agreement.

                                A G R E E M E N T

     In consideration of the premises and mutual covenants set forth herein, PCA and the Employee agree as follows:

     1. CONTINUATION BENEFIT UPON A CHANGE IN CONTROL. If on or after a Change in Control of PCA, the Employee's employment by PCA is terminated without Good Cause, or if the Employee resigns from employment by PCA due to his or her Demotion without Good Cause, then the Employee shall be entitled to the Continuation Benefit described in Section 2 of this Agreement.

          (a) DEFINITION OF CHANGE IN CONTROL. A "Change in Control of PCA" means any of the following occurring on or after the Effective Date of this
Agreement:

               (i) the acquisition by a person or an entity or a group of persons and/or entities, directly or indirectly, of more than 50% of PCA's outstanding common stock in a single transaction or a series of related transactions;

               (ii) a merger, consolidation or other form of corporate reorganization that results in the acquisition by a person or an entity or a group of persons and/or entities, directly or indirectly, of more than 50% percent of PCA's outstanding common stock in a single transaction or a series of related transactions;

               (iii)  the sale of all or substantially all of the assets of PCA;
or

               (iv) the failure of Applicable Directors to constitute a majority of the Board of Directors of PCA. "Applicable Directors" means (A) those individuals who are members of the Board of Directors of PCA on the Effective Date of this Agreement; and (B) any new director whose election to the Board or nomination for election to the Board was approved (prior to any vote thereon by the shareholders) by a vote of at least two-thirds of the directors then still in office who either (1) were directors on the Effective Date of this Agreement, or (2) whose election or nomination for election during was previously approved by a vote of at least two-thirds of the directors described in clause (A) or B(1) of this Section

1(a)(iv).


          (b) DEFINITION OF "EMPLOYMENT BY PCA." For the purposes of this Agreement, "employment by PCA" means employment by PCA or a majority-owned (direct or indirect) subsidiary of PCA ("Subsidiary").

          (c) DEFINITION OF "DEMOTION." For the purposes of this Agreement, a Demotion of the Employee means (i) the reassignment of the Employee to any position, duties or responsibilities that are materially diminished when compared with the position, duties or responsibilities of the Employee immediately prior to the announcement of a Change in Control of PCA; (ii) any 10% or greater reduction in the Employee's aggregate salary and other cash compensation (not including performance bonuses) from his or her aggregate salary and other cash compensation in effect immediately prior to the announcement of a Change in Control of PCA (whether in one reduction or a series of cumulative reductions); (iii) any material reduction or diminution of the fringe benefits of the Employee in effect immediately prior to the announcement of a Change in Control of PCA; or (iv) a requirement that the Employee transfer his or her principal workplace to a location more than 25 miles from his or her principal workplace in effect immediately prior to the announcement of a Change in Control of PCA. A transfer of the employment of the Employee from PCA to a Subsidiary, or from a Subsidiary to PCA, or from one Subsidiary to another Subsidiary, shall not, in and of itself, constitute a Demotion, provided none of the other events described in this Section 1(c) occur in connection with such transfer.

          (d) DEFINITION OF "GOOD CAUSE." For the purposes of this Agreement, Good Cause means an act of the Employee or any failure to act on the part of the Employee that constitutes: (i) the wilful and knowing failure or refusal of the Employee to perform his normal and customary employment duties; (ii) a breach by the Employee of any material fiduciary duty to PCA or a Subsidiary; (iii) a material malfeasance by the Employee in connection with the performance of his duties as an employee of PCA or a Subsidiary; (iv) the commission by the Employee of material fraud or embezzlement in connection with PCA or a Subsidiary; or (v) the conviction of the Employee in connection with a felony or his or her submission to a consent decree for a violation of the securities laws of any jurisdiction, which conviction or submission has had or, in the reasonable opinion of the Board of Directors of PCA may have, a material adverse effect upon the business or operations of PCA.

          (e) DEFINITION OF TERMINATION DATE. For the purposes of this Agreement, the Employee's Termination Date means the effective date of the Employee's termination of employment by PCA without Good Cause, or the Employee's resignation due to a Demotion without Good Cause.

          (f) DEFINITION OF MONTHLY GROSS SALARY. For the purposes of this Agreement, the Employee's "Monthly Gross Salary" shall mean the average of the monthly gross salary and other cash compensation of the Employee (including performance bonuses) during the two-year period preceding the Termination Date (but in no event less than the Employee's monthly gross salary in effect immediately prior to the announcement of the Change in Control).

     2.   DESCRIPTION OF CONTINUATION BENEFIT.

          (a) DEFINITION OF BENEFIT PERIOD. The Employee's Benefit Period shall be calculated as of the Employee's Termination Date. The Benefit Period shall equal the number of months in the Initial Benefit Period set forth on the first page of this Agreement, less the number of complete months which have elapsed subsequent to the second anniversary of the Change in Control of PCA.

          (b) CONTINUATION BENEFIT. The Employee's Continuation Benefit shall consist of all of the following:

               (i) Within 5 days of the Termination Date, PCA or the Subsidiary formerly employing the Employee shall pay the Employee a lump sum cash payment equal to (A) the Employee's Monthly Gross Salary in effect MULTIPLIED BY (B) the number of months in the Benefit Period.

               (ii) During the Benefit Period, the Employee and his or her dependents shall be eligible for participation in and shall receive all benefits under all welfare benefit plans, practices, policies and programs provided by PCA to its employees (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs), to the extent applicable generally to the employees and officers of PCA similarly situated with the Employee.

               (iii) In addition to the foregoing, and in the event that the entity succeeding to all or substantially all of the business and/or assets of PCA (the "Successor Entity") effects the Change-in-Control as a pooling of interests, the Successor Entity shall: (a) assume the Employee's vested stock options under a plan containing substantially similar terms and conditions as PCA's employee stock option plan; and (b) issue to the Employee certain shares (which have a current registration on file with the Securities and Exchange Commission and are listed with a national securities exchange or NASDAQ) (the "Bonus Shares") in exchange for its unvested stock options. The number of Bonus Shares to be issued to the Employee will be determined as follows:

                      (A) The value of the Employee's unvested options (the
                          "Option Value") will be established as of the effective date of the Change-in-Control of PCA (the "Change-in-Control Date") using the Black-Scholes Option Pricing Model (with the assumptions listed on Exhibit A hereto).

                      (B) The Option Value will be divided by the closing price
                          of PCA's Common Stock on the last trading date before the Change-in-Control Date and the resulting number is the number of Bonus Shares that will be issued to the Employee. Notwithstanding the above, if the resulting number of Bonus Shares includes fractional shares, the value of such fractional shares will be paid in cash to the Employee.

                      (C) Within 30 days of the Termination Date, PCA shall
                          deliver the Bonus Shares to the Employee in shares of the common stock of the Successor Entity using the exchange ratios applicable to the merger.

               (iv) In all cases of a Change-in-Control where the Change-in-Control transaction is NOT effected as a pooling of interests, the Employee shall be entitled to receive the cash value of his or her stock options (whether vested or unvested) (the "Cash Value"), as follows:

                      (A) The Cash Value will be established as of the Change-
                          in-Control Date using
                          the Black-Scholes Option Pricing Model (with the assumptions listed on Exhibit A hereto).

                      (B) Within 30 days of the Termination Date, PCA shall pay
                          the Cash Value in a lump sum to the Employee.

          (c) NO REQUIREMENT OF MITIGATION. The Employee shall not be required to mitigate the Continuation Benefit by seeking other employment, nor shall the Continuation Benefit be reduced by any compensation earned by the Employee as the result of employment by another employer after the Termination Date.

     3.   DESCRIPTION OF BONUS BENEFIT.

          (a) In the event that either (i) the Employee resigns from his employment with PCA effective at any time after August 31, 1997; or (ii) the Employee is terminated by PCA at any time without Good Cause (in either case, the Employee's last date of employment being referred to in this Section 3 as the "Resignation Date"); and (iii) a Change-in-Control has not occurred on or before the Resignation Date; the Employee shall receive all of the following:

                      (A) the cash value of any vacation time which the Employee has accrued as of the Resignation Date, payable on the Resignation Date;

                      (B) a cash payment equal to two-thirds (2/3) of the Employee's cuurent (i.e., 1997 salary, plus an additinal one-twelfth (1/12) of such salary for every complete month subsequent to August 31, 1997 that the Employee is employed by PCA; provided, however, that this benefit shall not extend beyond December 31, 1997 (i.e., up to a maximum of twelve (12) months of additional salary). Such payment shall be paid in equal monthly installments commencing one (1) month after the Resignation Date;

                      (C) a cash payment equal to the INCREASE in PCA's Common Stock from (i) Three Dollars and Seventy-Five Cents ($3.75) to (ii) the last trading price of PCA's Common Stock prior to the Resignation Date; MULTIPLIED BY (iii) Forty Thousand (40,000). Such amount sahll be paid to the Employee within five (5) business days after the Resignation Date.

          (b) In the event that a Change-in-Control occurs during the term of the Employee's employment, the Emplyee shall be entitled to receive, in addition to any other benefit described in this Agreement (other than the benefits described in Section 3(a) above), a cash payment equal to the INCREASE in PCA's Common Stock from (i) Three Dollars and Seventy-Five Cents ($3.75) to (ii) the last trading price of PCA's Common Stock prior to the Change-in-Control Date; MULTIPLIED BY (iii) Forty Thousand (40,000). Such amount shall be paid to the Employee within five (5) days after the Change-in-Control Date.

          (c) Employee agrees that during the period following his Resignation Date and ending on March 31, 1998, the Employee shall be available, upon request, to provide consulting services to PCA at a rate of $1,500 per day plus expenses. Such consulting services shall include, but not be limited to, traveling to PCA's office locations on mutually agrred upon days.

     4. TERM AND TERMINATION. The initial term of this Agreement shall commence on the later of January 1, 1996 or the hiring date of the Employee and shall expire on December 31, 1997 (the "Initial Term"); PROVIDED, HOWEVER, that commencing on December 31, 1997 and each December 31 thereafter, the Initial Term of this Agreement shall automatically be extended for additional, successive two-year terms (each a "Renewal Term") unless at least 90 days prior to such December 31 date, the Applicable Directors shall have affirmatively voted to terminate this Agreement and PCA shall have delivered to the Employee written notice that the term of this Agreement will not be extended as of such December 31 date. Notwithstanding the foregoing, the termination or expiration of this Agreement shall in no way terminate or affect the Employee's entitlement to the Continuation Benefit otherwise due the Employee hereunder if a Change in Control of PCA has occurred prior to the termination or expiration of this Agreement.

     5.   SUCCESSORS; BINDING AGREEMENT.

          (a) SUCCESSORS. PCA shall require any Successor Entity to expressly assume and agree in writing to perform this Agreement in the same manner and to the same extent that PCA would be required to perform it if no such succession had taken place. PCA shall deliver a copy of such writing to the Employee.

          (b) BENEFIT. This Agreement and all rights of the Employee under this Agreement shall inure to the benefit of and be enforceable by the Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Employee should die while any amounts would still be payable to him under this Agreement if he had continued to live, all such amounts shall be paid in accordance with the terms of this Agreement to the Employee's devisee, legatee, or other designee or, if there is no such designee, the Employee's estate.

     6. ARBITRATION. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in accordance with the rules of the American Arbitration Association then in effect (except to the extent that the procedures outlined below differ from such rules). Within 7 days after receipt of written notice from either party that a dispute exists and that arbitration is required, both parties must within 7 business days agree on an acceptable arbitrator. If the parties cannot agree on an arbitrator, then the parties shall list the "Big Six" accounting firms (other than PCA's auditors) in alphabetical order and the first firm that does not have a conflict of interest and is willing to serve will be selected as the arbitrator. The parties agree to act as expeditiously as possible to select an arbitrator and conclude the dispute. The arbitrator must render his decision in writing within 30 days of his or its appointment. The cost and expenses of the arbitration and of legal counsel to the prevailing party shall be borne by the non-prevailing party. PCA shall advance the estimated fees and expenses of the arbitrator. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

     7. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without regard to its conflict of laws principles to the extent that such principles would require the application of laws other than the laws of the State of Florida.

     8. NOTICES. Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given when delivered by hand or when deposited in the United States mail by registered or certified mail, return receipt requested, postage prepaid, addressed, if to PCA, to Physician Corporation of America, 6101 Blue Lagoon Drive, Miami, Florida 33126, attention: President; and if to the Employee, to the most current address of the Employee in the records of PCA, or to such other addresses as either party hereto may from time to time give notice of to the other in the aforesaid manner.

     9. WAIVERS. The waiver by either party hereto of a breach or violation of any term or provision of this Agreement shall not operate nor be construed as a waiver of any subsequent breach or violation.

    10. BOARD APPROVAL; AGREEMENT. PCA warrants and represents to the Employee that this Agreement has been approved and authorized by the Board of Directors of PCA. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in a writing signed by the Employee and the officer of PCA which is specifically designated by the Board.

    11. NO EMPLOYMENT AGREEMENT CREATED. Nothing herein shall be deemed to constitute an employment agreement between the Employee and PCA or any Subsidiary. The Employee acknowledges and agrees that the sole purpose of this document is to confirm the Continuation Benefit that PCA will pay to the Employee if on or after a Change in Control of PCA, the Employee's employment by PCA is terminated without Good Cause, or if the Employee resigns from employment by PCA due to his or her Demotion without Good Cause. The Employee further acknowledges and agrees that his or her employment by PCA is employment at will, and that PCA may terminate such employment at any time without the payment of any severance compensation or other benefit to the Employee, other than that required by law or as specifically provided in this Agreement.

    12. ENTIRE AGREEMENT. This Agreement and all attachments, riders and addenda hereto together constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes and replaces in its entirety any salary continuation agreement, severance agreement, change-in-control agreement or other similar agreement executed between the Employee and PCA executed prior to the effective date hereof.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                   PCA:

                                   PHYSICIAN CORPORATION OF AMERICA


                                   By:
                                        ---------------------------------

                                   EMPLOYEE:



                                   --------------------------------------
                                   Clifford W. Donnelly

                                    EXHIBIT A


     Black-Scholes Option Pricing Model assumptions:

          1. The Pricing Model will use the volatility of PCAM stock during the trading days occurring within the 90 day period immediately prior to the date of announcement of the Change-in-Control.

          2. The expiration length used in the Pricing Model will equal the Initial Benefit Period (as such term is defined in this Agreement).

          3.   The strike price will be the existing option exercise price.

          4. The risk free rate will be the one (1) year T-Bill yield on the Change-in-Control Date.

          5. PCAM stock will be valued at its last trade price prior to the Change-in-Control Date.